                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) JULY 11, 2001
                                                 -----------------

                          STAR TELECOMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                000-22581                      77-0362681
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      (State or other           (Commission                  (I.R.S. Employer
       jurisdiction             File Number)                Identification No.)
     of incorporation)
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  223 EAST DE LA GUERRA, SANTA BARBARA, CALIFORNIA                    93101
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (805) 899-1962
                                                  ----------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS.

                  Attached as EXHIBIT 99.1 is the press release issued by STAR Telecommunications, Inc., dated July 11, 2001, which is hereby incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                           EXHIBIT     DESCRIPTION OF EXHIBIT

                           99.1        Press Release, dated July 11, 2001.


                                      2.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STAR TELECOMMUNICATIONS, INC.

Dated:  July 18, 2001                  By:      /s/ Gordon Hutchins, Jr.
                                                -------------------------------
                                                Gordon Hutchins, Jr.
                                                Acting Chief Executive Officer


                                       3.

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                                  EXHIBIT INDEX


     Exhibit          Description of Exhibit
     -------          ----------------------
      99.1            Press Release, dated July 11, 2001



                                      4.